                                                                EXHIBIT 10.29.3
                              THIRD AMENDMENT TO
                     REVOLVING CREDIT, TERM LOAN, CAPITAL
               EXPENDITURE LOAN, GUARANTY AND SECURITY AGREEMENT

Preamble. THIS THIRD AMENDMENT TO REVOLVING CREDIT, TERM LOAN, CAPITAL EXPENDITURE LOAN, GUARANTY AND SECURITY AGREEMENT (hereinafter, together with all schedules and exhibits hereto, and any supplements, additions, modifications or amendments thereto made from time to time called the "Third Amendment"), dated as of June 3, 2002 (the "Third Amendment Date"), is made by and among HLM DESIGN, INC., a Delaware corporation, as borrower ("Borrower"); all those parties identified in the Credit Agreement (defined below) as the "Affiliate Guarantors" (the "Affiliate Guarantors"); IBJ WHITEHALL BUSINESS CREDIT CORPORATION, a New York corporation (hereinafter, together with its successors and permitted assigns, called "IBJW "), as sole Lender thereunder and as agent for all Lenders from time to time party thereto and any Issuer (IBJW, in such capacity, the "Agent").

   The Borrower, and the Affiliate Guarantors (collectively, the "Obligors"), and IBJW (the foregoing parties herein sometimes collectively called the "Parties" and individually called a "Party") are parties to a certain Revolving Credit, Term Loan, Capital Expenditure Loan, Guaranty and Security Agreement, dated as/-/ of February 7, 2000 (which is, as amended to date, including pursuant to this Third Amendment,. called herein the "Credit Agreement", pursuant to which, among other things, IBJW, as sole Lender; agreed to extend credit and other financial accommodations to the Borrower.

   The Parties have agreed to modify and amend the Credit Agreement in the manner, and subject to the terms and conditions, set forth herein below.

   NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

   SECTION 1. Definitions. Capitalized terms used in this Third Amendment and not defined herein are defined in the Credit Agreement.

   SECTION 2.  Amendments.  The Credit Agreement shall be amended as follows:

      (a) Supplemental Availability. During the period between the Amendment Date and October 31, 2002 (the "End Date"), the Formula Amount, determined pursuant to Section 2.1(a) of the Credit Agreement shall be increased (such increase herein called "Supplemental Availability") as follows: by $500,000, initially; permanently reducing to $400,000, on August 1, 2002; permanently reducing further, to $300,000, on September l, 2002; and permanently reducing further, to zero (0), on the End Date; provided, however, that the otherwise then effective amount of Supplemental Availability as prescribed hereinabove shall be further and permanently reduced, dollar-for-dollar, by any of the following occurring between the Amendment Date and the End Date:
   (A) any payment received by Borrower in respect of any account receivable owing by, Rush Presbyterian on the Amendment Date, and (B) the proceeds of any equity offering made by Borrowers so long as and to the extent that, the amount derived from clauses (A) and (B), either individually or in the aggregate, exceeds $500,000; provided, further, that Supplemental Availability shall be permanently reduced to zero (0) on August 15, 2002, unless, on or before such date, the Borrower has obtained either (1) agreements in writing from at least three (3) of the four (4) holders of Seller Notes listed on Schedule "A" attached hereto rescheduling the Indebtedness scheduled to be paid to such holders thereunder on or about October 30, 2002, on terms satisfactory to the Agent and approved in writing by it, or (2) at least $2,000,000 in cash from any equity offering made during the period between the Third Amendment Date and the End Date, to be used, in part, to pay such Indebtedness.

      (b) Change to EBITDA Covenant. Section 6.10A of the Credit Agreement is deleted effective on the Third Amendment Date, and the following revised
   Section 6.10A is substituted in its place:

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          6.10A  EBITDA.  During the period from the fiscal month of Borrower ending closest to May 31, 2002 through the fiscal month of Borrower ending closest to October 31, 2002, EBITDA, determined on a cumulative basis shall be at least the following amounts:

                                               EBITDA (cumulative
                                            from fiscal month ending
            Fiscal Month Ending Closest to: closest to May 31, 2002)
            ------------------------------- ------------------------
                  May 31, 2002.............        $  250,000
                  June 30, 2002............        $  500,000
                  July 31, 2002............        $  800,000
                  August 31, 2002..........        $1,100,000
                  September 30, 2002.......        $1,350,000
                  October 31, 2002.........        $1,650,000

   Section 6. l 0A of the Credit Agreement, as it existed prior to the Third Amendment Date, shall continue to be binding on Borrower, for all fiscal periods prior to May 31, 2002 referenced therein.

   SECTION 3. Waiver of Claims. As a. specific inducement to the other Parties without which the Obligors acknowledge the other Parties would not enter into this Third Amendment, the Borrowers hereby waive any and all claims that it may have against any other Party, as of the date hereof, arising out of or relating to the Credit Agreement or any Other Document whether sounding in contract, tort, or any other basis.

   SECTION 4. Conditions of Effectiveness. This Third Amendment shall become effective on the Third Amendment Date. Borrower shall pay to IBJW a fully earned, nonrefundable amendment fee equal to $25,000 on the Third Amendment Date.

   SECTION 5.  Miscellaneous.

      5.1 Reference to Credit Agreement. Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Credit Agreement" and each reference in the Other Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

      5.2 Effect on Other Documents. Except as specifically amended above, all terms of the Credit Agreement and all Other Documents shall remain in full force and effect and are hereby ratified and confirmed.

      5.3 No Waiver. The execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power; or remedy of Lenders or the Agents under any of the Other Documents, nor constitute a waiver of any provision of any of the Other Documents.

      5.4 Costs, Expenses and Taxes. The Borrowers agrees to pay on demand all costs and expenses of IBJW in connection with the preparation, reproduction, execution, and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for IBJW with respect hereto.

      5.5 No Novation. Nothing contained herein intended, or shall be construed, to constitute a novation to the Credit Agreement or any Other Document.

      5.6 Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving affect to conflict of law provisions.

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      5.7  Counterparts.  This Third Amendment may be executed in counterparts.
   Each counterpart shall bind the Party or Parties executing same. All counterparts, taken together, shall constitute one and the same agreement.

   IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                          IBJ WHITEHALL BUSINESS CREDIT
                                          CORPORATION, as Lender and as Agent
                                          (SEAL)


                                           By:        /S/  JOSEPH J. ZAUTRA
                                                  -----------------------------
                                           Name:        Joseph J. Zautra
                                                  -----------------------------
                                           Title:        Vice President
                                                  -----------------------------

                                          HLM DESIGN, INC., as Borrower and
                                            Borrowing
                                          Agent


                                           By:       /S/  VERNON B. BRANNON
                                                  -----------------------------
                                           Name:        Vernon B. Brannon
                                                  -----------------------------
                                           Title:            COO/CFO
                                                  -----------------------------

                                          JPJ ARCHITECTS, INC., as Affiliate
                                            Guarantor


                                           By:       /S/  VERNON B. BRANNON
                                                  -----------------------------
                                           Name:        Vernon B. Brannon
                                                  -----------------------------
                                           Title:    VP/Secretary/Treasurer
                                                  -----------------------------

                                          HLM DESIGN USA, INC., as Affiliate
                                            Guarantor


                                           By:       /S/  VERNON B. BRANNON
                                                  -----------------------------
                                           Name:        Vernon B. Brannon
                                                  -----------------------------
                                           Title:    VP/Secretary/Treasurer
                                                  -----------------------------

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

                                          HLM DESIGN ARCHITECTURE
                                          ENGINEERING AND PLANNING, P.C., as
                                          Affiliate Guarantor


                                           By:       /S/  VERNON B. BRANNON
                                                  -----------------------------
                                           Name:        Vernon B. Brannon
                                                  -----------------------------
                                           Title:    VP/Secretary/Treasurer
                                                  -----------------------------

                                          HLM DESIGN OF NORTHAMERICA, INC., as
                                          Affiliate Guarantor


                                           By:       /S/  VERNON B. BRANNON
                                                  -----------------------------
                                           Name:        Vernon B. Brannon
                                                  -----------------------------
                                           Title: Senior VP/CFO/Asst. Secretary
                                                  -----------------------------


                                          SOTA SOFTWARE SYSTEMS, INC., as
                                            Affiliate
                                          Guarantor


                                           By:       /S/  VERNON B. BRANNON
                                                  -----------------------------
                                           Name:        Vernon B. Brannon
                                                  -----------------------------
                                           Title:    VP/Secretary/Treasurer
                                                  -----------------------------

                                          ACKNOWLEDGED AND CONSENTED TO
                                          AS INDIVIDUAL GUARANTORS:

                                          The undersigned acknowledge and
                                          consent to the foregoing in respect
                                          of their pre-existing guaranties,
                                          provided that their liabilities
                                          thereunder shall not be increased
                                          hereby.

                                                 /S/  VERNON B. BRANNON
                                          --------------------------------------
                                          VERNON B. BRANNON,
                                          Individually

                                                  /S/  JOSEPH M. HARRIS
                                          --------------------------------------
                                          JOSEPH M. HARRIS,
                                          Individually


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